SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2005

Commission	Registrant; State of Incorporation	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
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1-5324	NORTHEAST UTILITIES	04-2147929
(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01 Other Events

On December 12, 2005, Northeast Utilities (“NU”) completed the issuance of 23,000,000 common shares in a public offering pursuant to an Underwriting Agreement dated December 6, 2005 between NU and Lehman Brothers Inc. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.  Copies of the Underwriting Agreement and of the past-tense legal opinion are attached as Exhibits 1 and 5, respectively, and are incorporated herein by reference thereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 –

 Financial Statements and Exhibits.

(c)

 Exhibits.

Exhibit Number	Description
	Exhibit	Description
	Exhibit 1	Underwriting Agreement dated December 6, 2005 between NU and the Underwriters named therein.

	Exhibit 5	Past-tense opinion of Jeffrey C. Miller relating to the issuance of the common shares.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES (Registrant)
By: /s/ Gregory B. Butler
Name: Gregory B. Butler Title: Senior Vice President and General Counsel

Date:  December 12, 2005